
Wells Timberland REIT
WELLS


Southern Timberland Values & End Uses
Pine Sawtimber
Age Range: 23+ Years
Pine Chip-n-Saw
Age Range: 16-22 Years
Pine Pulpwood
Age Range: 11-15 Years
Value: $8 - $10 per ton
Cardboard, newsprint, writing paper, egg crates
Value: $14 - $20 per ton
2x4's, 4x4's, roof trusses
Value: $23 - $27 per ton
Furniture, flooring, doors, panels, joists
These prices reflect historical data and are not indicative of future pricing. Prices and category age ranges differ from region to region. Southern timber is depicted above.
Source: Timber Mahrt South GA/AL Average Prices 2011-3Q 2012

This PowerPoint presentation will give you some of the basics on timberland as an investment and then will give you some of the highlights in regards to the repositioning of the harvest mix in order to maximize shareholder value.

What primarily sets timberland apart from other asset classes is its potential for long-term capital growth based on the natural, biological process of tree growth.
As they age, trees grow in both volume and potential value. This biological growth historically has been the largest component in total timberland returns.
You can see here that, as a southern pine tree grows, it can become suitable for various timber products, each typically valued higher than the last.

Certain statements contained herein may be deemed to be forward-looking statements under federal securities laws and Wells Timberland REIT intends that such forward-looking statements be subject to the safe-harbor provisions. All forward-looking statements are qualified in their entirety by this cautionary statement. Such statements generally can be identified by our use of words such as "may," "will," "can," "intend," "anticipate," "estimate," "think," "continue," or other similar words. Legislative, economic, and financial factors could cause actual results to vary materially from those expressed in forward-looking statements.

0557-TMPPTP1212

The Timberland Asset Class

Active Management May Increase Growth


Harvest
50%
Thinning
50%
Thinning
Actively Managed
Tree Growth
Unmanaged Tree Growth
Growth
Age
11-15 Years
Pulpwood
16-22 Years
Chip-n-Saw
23-30 Years
Sawtimber

Active management of the forest is a key component to maximizing value. This example shows how active management can affect long-term forest growth. As we know, even if simply left alone, trees will grow in size over time, increasing their potential value.
However, active management of the trees and land may help to increase the height and diameter of the trees over a shorter period of time, potentially creating greater value at harvest.

For example, thinning is the practice of removing a portion of the trees in a tree stand, so that more sunlight and nutrients are available to the trees that remain. This can allow the remaining trees to grow larger faster.

Certain statements contained herein may be deemed to be forward-looking statements under federal securities laws and Wells Timberland REIT intends that such forward-looking statements be subject to the safe-harbor provisions. All forward-looking statements are qualified in their entirety by this cautionary statement. Such statements generally can be identified by our use of words such as “may,” “will,” “can,” “intend,” “anticipate,” “estimate,” “think,” “continue,” or other similar words. Legislative, economic, and financial factors could cause actual results to vary materially from those expressed in forward-looking statements.


U.S. and Canadian Housing Starts
New U.S. Housing Units
12-month moving total
'000,000 units
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Manufactured Home Shipments
Total
Single-family Starts
Multi-family Starts
Oct'12
75
80
85
90
95
00
05
10
Data Source: U.S. Census Bureau

Unfortunately, over the past four years, housing starts have diminished substantially, as shown in the above chart. As a result, we have made the prudent decision to sell mostly pulpwood until the market for the higher priced timber, "sawtimber," recovers. Since these trees continue to grow, we remain on the sidelines until demand increases.


Deferred Harvest on Fee Land Allows for Volume Growth and Inventory Mix Change
16,000,000
14,000,000
12,000,000
10,000,000
8,000,000
6,000,000
4,000,000
2,000,000
-
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
HST
HPW
PST
PCNS
PPW
Marht Timberland Inventory

Legend:

PST Pine SawTimber
PCNS Pine Chip N Saw
PPW Pine Pulpwood
HST Hardwood SawTimber
HPW Hardwood Pulpwood

In looking at our long-term strategy, since our original purchase in 2007, our focus has been on changing the mix of the timberland inventory in a way we believe will benefit long-term shareholder value. As you will see in the above slide, by deferring certain types of harvest, the mix of the forest gradually turns to toward a higher percentage of pine logs, a difference of 58% in 2013 to an estimated 70% of merchantable inventory in 2021. While there are not guarantees that objectives for the portfolio will be met, we are focused on operations that prioritize shareholder value.

Certain statements contained herein may be deemed to be forward-looking statements under federal securities laws and Wells Timberland REIT intends that such forward-looking statements be subject to the safe-harbor provisions. All forward-looking statements are qualified in their entirety by this cautionary statement. Such statements generally can be identified by our use of words such as “may,” “will,” “can,” “intend,” “anticipate,” “estimate,” “think,” “continue,” or other similar words. Legislative, economic, and financial factors could cause actual results to vary materially from those expressed in forward-looking statements.


Repositioning Toward Higher-Value Harvest Mix
Marht Timberland Inventory
HST 6%
HPW 8%
PST 7%
PCNS 11%
PPW 68%
HST 7%
HPW 18%
PPW 45%
PST 8%
PCNS 22%
Average Harvest Mix 2008-2010
Average Harvest Mix 2018-2020

Legend:

PST Pine SawTimber | PPW Pine Pulpwood | HPW Hardwood Pulpwood
PCNS Pine Chip N Saw | HST Hardwood SawTimber

Here is another chart that shows, once again the TIMO's strategy for diversifying the timberland inventory mix from 2008-2010 and 2018-2020.

Certain statements contained herein may be deemed to be forward-looking statements under federal securities laws and Wells Timberland REIT intends that such forward-looking statements be subject to the safe-harbor provisions. All forward-looking statements are qualified in their entirety by this cautionary statement. Such statements generally can be identified by our use of words such as "may," "will," "can," "intend," "anticipate," "estimate," "think," "continue," or other similar words. Legislative, economic, and financial factors could cause actual results to vary materially from those expressed in forward-looking statements.


South-wide Pine Stumpage Prices
2007 to present
$50
$40
$30
$20
$10
$0
$/ton
Sawtimber
Chip-n-saw
Pulpwood
2007
2008
2009
2010
2011
2012
2013
Timber Mart-South

This chart is a review of South-wide pine stumpage prices. As we have mentioned previously, the market for sawtimber has decreased in tandem with dismal housing starts. Pulpwood, however, has been fairly stable and even on a upward trend.

In summary, these slides provide you with an overall picture of the current timberland market and the focused strategy of the timberland operations team.

We hope this PowerPoint has been helpful to you. In summary, the main story looking forward is to watch the original strategy of the REIT, which has been to change the mix in the forest in order for additional opportunity for maximizing shareholder value.

Certain statements contained herein may be deemed to be forward-looking statements under federal securities laws and Wells Timberland REIT intends that such forward-looking statements be subject to the safe-harbor provisions. All forward-looking statements are qualified in their entirety by this cautionary statement. Such statements generally can be identified by our use of words such as “may,” “will,” “can,” “intend,” “anticipate,” “estimate,” “think,” “continue,” or other similar words. Legislative, economic, and financial factors could cause actual results to vary materially from those expressed in forward-looking statements.